                                                         Exhibit Index on Page 4

      As filed with the Securities and Exchange Commission on June 11, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) JUNE 2, 1998

Commission File Number: 1-11954

                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)

                  MARYLAND                                     22-1657560
(State or other jurisdiction of incorporation)              (I.R.S. Employer
                                                          Identification Number)

PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                  07663
    (Address of principal executive offices)                    (Zip Code)

                                 (201)587-1000
              (Registrant's telephone number, including area code)

                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEMS 1-4.        NOT APPLICABLE

ITEM 5. On June 2, 1998 Vornado Realty Trust ("Vornado") entered into an agreement to acquire the leasehold interest in 888 Seventh Avenue, a 46 story office building containing approximately 847,000 square feet located in midtown Manhattan and simultaneously has acquired 40 Fulton Street, a 29 story office building containing approximately 234,000 square feet located in downtown Manhattan. The aggregate consideration for both buildings is approximately $154.5 million.

                  The acquisition of 888 Seventh Avenue is expected to be completed not later than the third quarter of 1999 in conjunction with other unrelated transactions to be effected by the seller, and is subject to customary closing conditions.

                  The completed transaction was arrived at through an arms-length negotiation and was consummated through a subsidiary of Vornado Realty L.P., a limited partnership of which Vornado owns 91.2% at May 31, 1998 and is the sole general partner.


ITEM 6.           NOT APPLICABLE

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

      EXHIBIT NO.                       EXHIBIT

         99.1 Press release dated June 2, 1998, of Vornado Realty Trust, announcing the completion of its acquisition of 40 Fulton Street and the agreement to acquire the leasehold interest in 888 Seventh Avenue.

ITEM 7A.          NOT APPLICABLE.

ITEM 8-9.         NOT APPLICABLE.


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                              VORNADO REALTY TRUST

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VORNADO REALTY TRUST
                                                      --------------------------
                                                             (Registrant)

Date: June 11, 1998                                       /s/ Irwin Goldberg
                                                      --------------------------
                                                             IRWIN GOLDBERG
                                                             Vice President,
                                                         Chief Financial Officer


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                                INDEX TO EXHIBITS

                                                                         PAGE
EXHIBIT NO.                            EXHIBIT                         REFERENCE

99.1     Press release dated June 2, 1998, of Vornado Realty
         Trust, announcing the completion of its acquisition of 40
         Fulton Street and the agreement to acquire the leasehold
         interest in 888 Seventh Avenue .......................................5


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